Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.24AE

EIGHTY-THIRD AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

TIME WARNER CABLE INC.

This Eighty-third Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Time Warner Cable Inc. (“TWC”).  CSG and TWC entered into a certain CSG Master Subscriber Management System Agreement executed March 13, 2003 (CSG document no. 1926320), and effective as of April 1, 2003, as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment, shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

WHEREAS, CSG currently provides Customers with ACSR® (web-enabled) licenses ("ACSR WE Licenses") pursuant to the various Participating Affiliate Addendums and the Agreement; and

WHEREAS, TWC desires to reduce the number of ACSR WE Licenses for all Customers during calendar year 2014; and

WHEREAS, TWC desires to change the timing of invoices for certain ACSR WE Licenses with respect to fees for calendar year 2014 and, further, the party to which invoices for ACSR WE License fees will be directed, each as more specifically set forth below; and

WHEREAS, pursuant to the foregoing, the Parties desire to amend the Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, CSG and TWC agree as follows:

1.

As of December 31, 2013 and effective as of the first calendar quarter of 2014, pursuant to various Participating Affiliate Addenda and the Agreement, CSG and TWC agree that Customers have purchased, in the aggregate, a total of *** ******** **** ******* ************ (*****) ACSR WE Licenses, as follows:

Customer	Sys/Prin	Number of ACSR WE Licenses 2014 First Quarter*
*****	*********	*****
*****	*********	***** (also referred to herein as the “Original ACSR WE Licenses – ***”)
** *********	*********	***
*****	*********	**
***	*********	*** (to TWC *********)
****	*********	***
Total		*****

* The number of ACSR WE Licenses, excluding the Original ACSR WE Licenses - *** will be adjusted for the second, third and fourth quarters of calendar year 2014 as set forth in Section 2(a) below.

**Subject to the second paragraph of Section 3, below

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Exhibit 10.24AE

2.	Notwithstanding anything in the various Participating Affiliate Addenda and the Agreement to the contrary:

(a)  In lieu of invoicing for fees on an ****** *****, Facilities Management and Maintenance fees for all ACSR WE Licenses, excluding the Original ACSR WE Licenses – ***, with respect to calendar year 2014 will be invoiced to TWC (rather than Participating Affiliates) on a ********* *****, with the amount of fees invoiced determined on ********* *** **** *****, as follows:  (a) on the ********* **** **** ******* ** *** ***** ******** ******* ** ****, and (b) ** *** ***** *** ** **** ** *** ******* ***** *** ****** ******** ******** of 2014 based on the applicable number of ACSR WE Licenses in use by Customers on the **** ******** *** ** *** *********** ********* ******** ******* of the calendar ******* to be invoiced.

(b)   With respect to determining applicable fees in calendar year 2015, the number of ACSR WE Licenses will be determined as of ******* ** ****, based on any remaining ACSR WE Licenses of those specified in Section 1 above, including the Original ACSR WE Licenses – ***, in use as of ******** *** ****, if any (and on a similar basis in subsequent years, if applicable), subject to ***’* ******** with respect to any ******** in the ****** of such licenses (e-mail is acceptable).  In addition, commencing as of ******* ** ****, (a) CSG will resume invoicing Facilities Management and Maintenance fees for such ACSR WE Licenses, as applicable, on an ****** *****, including the Original ACSR WE Licenses – *** pursuant to Section 4 below, and (b) CSG agrees to invoice TWC (rather than Participating Affiliates) for such fees (including any fees for ACSR (web-enabled) Access (for Excess Concurrent Use), if any).

3.

The Original ACSR WE Licenses – ***, Facilities Management fees are currently ******** ******* pursuant to the Ninth Amendment under CSG document number 2295033 (currently the ****** is $***********) to the *** ********. Notwithstanding the foregoing, commencing as of the Effective Date, CSG shall invoice TWC (rather than the applicable Participating Affiliate) for such Facilities Management fees at the rate of $******* (such rate is subject to increase pursuant to Section 5.4 of the Agreement) per each such Original ACSR WE Licenses – *** in use as of the last day of the immediately prior ******** ***** by Sys/Prin *********, subject to TWC’s approval with respect to any ******** in the ****** of such licenses (e-mail is acceptable), until such time as the number of Original ACSR WE Licenses - *** ****** ****.

The foregoing notwithstanding, the Original ACSR WE Licenses – *** will be ********* ** ***** ****, subject to Section 2(b) above and after the ***** ******* (***) Licensed ACSR (web-enabled) – *** licenses in the table in Section 1 above under Sys/Prin ******** ****** ****.

4.

Commencing on ******* ** ****, the Facilities Management fee for the Original ACSR WE Licenses - *** will be invoiced to TWC (rather than the applicable Participating Affiliate) on an ****** rather than ******* *****, with the number of Original ACSR WE Licenses - *** determined in the same manner as the other ACSR WE Licenses as set forth in Section 2(b) above.  The annual Facilities Management fee for each Original ACSR WE Licenses - *** shall be calculated based on the then applicable per Original ACSR WE License – *** *** ********** ** **.  For avoidance of doubt, pursuant to the 9th Amendment of the NYC Addendum, ** *********** **** ***** to the Original ACSR WE Licenses – ***.

5.

Except as expressly set forth herein, the terms and conditions of this Amendment do not alter, change or waive any other terms and conditions set forth in the Agreement or any Participating Affiliate Addendum with respect to the ACSR WE Licenses.

[Signature Page Follows]

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Exhibit 10.24AE

THIS AMENDMENT is executed as of the day and year last signed below (the Effective Date").

TIME WARNER CABLE INC. (“TWC”)	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Cesar Beltran	By: /s/ Joseph T Ruble
Name: Cesar Beltran	Name: Joseph T. Ruble
Title: Vice President	Title: EVP, CAO & General Counsel
Date: June 6, 2014	Date: 16 June 2014